UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 6,
2006
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                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(b)	Rahul Mathur, the Controller of San Jose Water Company, SJW
Corp.'s wholly owned subsidiary, submitted his resignation effective November 6, 2006.

(c)  Andrea Elliott, 43, has been appointed Controller of San
Jose Water Company (the "Company") effective November 6, 2006.

Ms. Elliott was the Special Projects Manager of the Company since 2001. Prior to becoming the Special Projects Manager, Ms. Elliott was the Controller of the Company from 1995 until 2001 and the Accounting Manager of the Company from 1990 until 1995.

Ms. Elliott will receive an annual base salary equal to $160,000 and a 2006 performance-based bonus of up to $5,000.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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November 9, 2006                  /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer